UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2014
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METHODE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware State or Other Jurisdiction of Incorporation	0-2816 Commission File Number	36-2090085 IRS Employer Identification Number

7401 West Wilson Avenue, Chicago, Illinois 60706
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (708) 867-6777

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Fiscal 2014 Third-Quarter and Year Results of Operations

Item 8.01	Other Events.

On March 13, 2014, Methode Electronics, Inc. included in a press release announcing an increase to its scheduled dividend payment. A copy of the press release is filed herewith as Exhibit 99.1 and in incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements: None

(b)	Pro forma financial information: None

(c)	Shell company transactions: None

(d)	Exhibits: 99.1 Earnings Release of Methode Electronics, Inc. dated March 13, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2014	METHODE ELECTRONICS, INC. By: /s/ Douglas A. Koman Douglas A. Koman Chief Financial Officer

Exhibit Index

Exhibit No.        Description
99.1        Earnings Release of Methode Electronics, Inc. dated March 13, 2014.